Exhibit 10.3

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED LOAN AGREEMENT

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (this “Amendment”) made as of the 23rd day of June, 2006, among ASCENT OIL AND GAS INC., a Delaware corporation (“Ascent Oil and Gas”), SOUTH LOUISIANA PROPERTY HOLDINGS, INC., a Louisiana corporation (“SLPH”), ASCENT ENERGY HOLDINGS, INC., a Delaware corporation (“Ascent Energy Holdings”), ASCENT ENERGY LOUISIANA, LLC, a Delaware limited liability company (“Ascent Louisiana”), ASCENT GP, LLC, a Delaware limited liability company (“Ascent GP”), ASCENT LP, LLC, a Delaware limited liability company (“Ascent LP”), ASCENT OPERATING, L.P., a Delaware limited partnership (“Ascent Operating”), PONTOTOC ACQUISITION CORP., a Nevada corporation (“Pontotoc Acquisition”), PONTOTOC PRODUCTION COMPANY, INC., a Texas corporation (“Pontotoc Texas”), OKLAHOMA BASIC ECONOMY CORPORATION, an Oklahoma corporation (“OBEC”), PONTOTOC HOLDINGS, INC., an Oklahoma corporation (“Pontotoc Holdings”), PONTOTOC GATHERING, L.L.C., an Oklahoma limited liability company (“Pontotoc Gathering”), DYNE EXPLORATION COMPANY, an Oklahoma corporation (“Dyne”), ASCENT RESOURCES, WV, INC., a Delaware corporation (“Resources”), Resources, together with Ascent Oil & Gas, SLPH, Ascent Energy Holdings, Ascent Louisiana, Ascent GP, Ascent LP, Ascent Operating, Pontotoc Acquisition, Pontotoc Texas, OBEC, Pontotoc Holdings, Pontotoc Gathering and Dyne, the “Borrowers,” and each a “Borrower”), FORTIS CAPITAL CORP., a Connecticut corporation, individually (“Fortis”) and as agent (the “Agent”), CAPITAL ONE, N.A., a national banking association (“Capital One”), THE ROYAL BANK OF SCOTLAND plc, a company organized under the laws of Scotland (“RBS”), STERLING BANK, a bank organized under the laws of Texas (“Sterling”), COMPASS BANK, a bank organized under the laws of Delaware (“Compass”), and the other lenders which may become a party hereto (each a “Lender” and collectively the “Lenders”), and FORTIS ENERGY LLC, a Delaware limited liability company (“Fortis Energy”).

WHEREAS, the Borrowers, Agent and the Lenders have entered into a Second Amended and Restated Loan Agreement dated as of December 19, 2005, as amended by the First Amended to Second Amended and Restated Loan Agreement dated as of May 1, 2006 (as further amended from time to time, the “Loan Agreement”); and

WHEREAS, the Borrowers have requested that the Lenders make certain changes to the Loan Agreement, and the Lenders are willing to do so;

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. Defined Terms. All capitalized terms used but not otherwise defined in this Amendment shall have the meaning ascribed to them in the Loan Agreement. Unless otherwise specified, all section references herein refer to sections of the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Section 1. The definition of “EBITDA” in Section 1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“EBITDAX” means with respect to any Person at any date of determination, the sum of (a) net income for such Person for the four (4) most recent Fiscal Quarters then ended, plus (b) interest expense deducted in arriving at such net income, plus (c) Federal, state and local income taxes deducted in arriving at such net income, plus (d) depreciation, amortization, depletion, exploration expenses and any other item expensed under successful efforts accounting and capitalized under full cost accounting, and other non-cash charges deducted in arriving at net income (including (i) any provision for the reduction in the carrying value of assets recorded in accordance with GAAP, including property impairments, and (ii) non-cash charges resulting from the requirements of SFAS 133 or 143), in each case as net income is computed and calculated in accordance with GAAP.

2.2 References to “EBITDA”. Each reference in the Agreement to the term “EBITDA” is deleted hereby and replaced with the term “EBITDAX”.

2.3 Section 18. The notice address of the Borrowers in Section 18(b)(i) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

The Borrowers:	Ascent Oil & Gas Inc.
c/o Ascent Energy Inc.
4965 Preston Park Blvd., Ste. 800
Plano, TX 75093
Attention: Eddie LeBlanc
Telephone No.: 972-543-3905
Facsimile No.: 972-543-3904

3. Effectiveness of Amendment. This Amendment shall be effective upon receipt by the Agent of:

3.1 An executed copy of this Amendment; and

3.2 All expenses due and owing by the Borrowers.

4. Documentation of Rights-of-Way. Borrowers have discovered and have informed the Agent and the Lenders that, with respect to the pipelines utilized for the transportation of hydrocarbons by Pontotoc Gathering in Oklahoma and by SLPH in Louisiana, not all rights of way owned or leased by Pontotoc Gathering and SLPH, respectively, are documented in a manner that evidences Pontotoc Gathering’s and SLPH’s ownership or leasehold rights in such rights of way and its right to utilize such pipelines. As soon as practicable, but in no event later than October 2, 2006, the Borrowers shall furnish to the Agent and the Lenders a report satisfactory to Agent and Lenders (a) identifying the undocumented portions of the rights of way for such pipelines and the oil and gas reserves of the Borrowers and any of their Subsidiaries transported through such pipelines, and (b) containing a proposal for resolution of any effects such undocumented rights of way may have on the credit facility and security documentation relating thereto, including possible curative efforts or if necessary, reduction in the Borrowing Base.

5. Further Assurances. Borrowers’ Representative, at its sole expense, will, and will cause each other Borrower to, promptly execute and deliver to the Agent upon its request all such other and further documents, agreements and instruments Agent deems necessary, in its sole discretion, in connection with the transactions contemplated hereby.

6. Ratifications, Borrower Representations and Warranties.

6.1 The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect. The Borrowers and the Lenders agree that the Loan Agreement and the Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

6.2 To induce the Lenders to enter into this Amendment, the Borrowers ratify and confirm each representation and warranty set forth in the Loan Agreement as if such representations and warranties were made on the even date herewith, and further represents and warrants (i) that there has occurred since the date of the last financial statements delivered to the Banks no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect, (ii) that no Event of Default exists on the date hereof, and (iii) that the Borrower is fully authorized to enter into this Amendment.

7. Benefits. This Amendment shall be binding upon and inure to the benefit of the Lenders and Borrowers, and their respective successors and assigns; provided, however, that Borrowers may not, without the prior written consent of the Lenders, assign any rights, powers, duties or obligations under this Amendment, the Loan Agreement or any of the other Loan Documents.

8. Construction. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

9. Invalid Provisions. If any provision of this Amendment is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable and the remaining provisions of this Amendment shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance.

10. Entire Agreement. The Loan Agreement, as amended by this Amendment, contains the entire agreement among the parties regarding the subject matter hereof and supersedes all prior written and oral agreements and understandings among the parties hereto regarding same.

11. Reference to Loan Agreement. The Loan Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

12. Counterparts. This Amendment may be separately executed in any number of counterparts, each of which shall be an original, but all of which, taken together, shall be deemed to constitute one and the same agreement.

[The Remainder of this Page Intentionally Left Blank)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ASCENT OIL AND GAS INC., as Borrower

By:	/s/ Eddie M. LeBlanc
Name:	Eddie M. LeBlanc
Title:	Vice President, Secretary & Treasurer

SOUTH LOUISIANA PROPERTY HOLDINGS, INC., as Borrower

By:	/s/ Eddie M. LeBlanc
Name:	Eddie M. LeBlanc
Title:	Vice President, Secretary & Treasurer

ASCENT ENERGY HOLDINGS, INC., as Borrower

By:	/s/ Eddie M. LeBlanc
Name:	Eddie M. LeBlanc
Title:	Vice President, Secretary & Treasurer

ASCENT ENERGY LOUISIANA, LLC, as Borrower

By:	/s/ Eddie M. LeBlanc
Name:	Eddie M. LeBlanc
Title:	Vice President, Secretary & Treasurer

ASCENT GP, LLC, as Borrower

By:	/s/ Eddie M. LeBlanc
Name:	Eddie M. LeBlanc
Title:	Vice President, Secretary & Treasurer

ASCENT LP, LLC, as Borrower

By:	/s/ Eddie M. LeBlanc
Name:	Eddie M. LeBlanc
Title:	Vice President, Secretary & Treasurer

ASCENT OPERATING, L.P., as Borrower

By:	Ascent GP, LLC,
its general partner

	By:	/s/ Eddie M. LeBlanc
	Name:	Eddie M. LeBlanc
	Title:	Vice President, Secretary & Treasurer

PONTOTOC ACQUISITION CORP. as Borrower

By:	/s/ Eddie M. LeBlanc
Name:	Eddie M. LeBlanc
Title:	Vice President, Secretary & Treasurer

PONTOTOC PRODUCTION COMPANY, INC., as Borrower

By:	/s/ Eddie M. LeBlanc
Name:	Eddie M. LeBlanc
Title:	Vice President, Secretary & Treasurer

OKLAHOMA BASIC ECONOMY CORPORATION, as Borrower

By:	/s/ Eddie M. LeBlanc
Name:	Eddie M. LeBlanc
Title:	Vice President, Secretary & Treasurer

PONTOTOC HOLDINGS, INC., as Borrower

By:	/s/ Eddie M. LeBlanc
Name:	Eddie M. LeBlanc
Title:	Vice President, Secretary & Treasurer

PONTOTOC GATHERING, L.L.C., as Borrower

By:	/s/ Eddie M. LeBlanc
Name:	Eddie M. LeBlanc
Title:	Vice President, Secretary & Treasurer

DYNE EXPLORATION COMPANY, as Borrower

By:	/s/ Eddie M. LeBlanc
Name:	Eddie M. LeBlanc
Title:	Vice President, Secretary & Treasurer

ASCENT RESOURCES WV, INC., as Borrower

By:	/s/ Eddie M. LeBlanc
Name:	Eddie M. LeBlanc
Title:	Vice President, Secretary & Treasurer

FORTIS CAPITAL CORP., as Agent and Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Scott Myatt
Name:	Scott Myatt
Title:	Vice President

CAPITAL ONE, N.A., as Lender

By:	/s/ Nancy G. Morgas
Name:	Nancy G. Morgas
Title:	Senior Vice President

THE ROYAL BANK OF SCOTLAND plc, as Lender

By:	/s/ Scott L. Joyce
Name:	Scott L. Joyce
Title:	Vice President

STERLING BANK, as Lender

By:	/s/ David W. Phillips
Name:	David W. Phillips
Title:	Senior Vice President

COMPASS BANK, as Lender

By:	/s/ Dorothy Marchand
Name:	Dorothy Marchand
Title:	Senior Vice President

FORTIS ENERGY LLC, as Qualified Hedging Counterparty and as Lender for the purposes set forth in Sections 2(e), 8, 17 and 18 of the Loan Agreement

By:	/s/ David Jones
Name:	David Jones
Title:	President

By:	/s/ Alan G. Bozian
Name:	Alan G. Bozian
Title:	Managing Director